SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11840 Valley View Road
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

On July 10, 2003, Jeffrey Noddle, Chairman of the Board, Chief Executive Officer and President, and Pamela K. Knous, Executive Vice President and Chief Financial Officer, spoke to analysts, investors and other parties during a publicly announced conference call to report earnings and performance for SUPERVALU INC.’s quarterly fiscal period ended June 14, 2003. A transcript of their remarks is attached hereto as Exhibit 99.1 and is furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2003

SUPERVALU INC.

By:	/s/ DAVID L. BOEHNEN
David L. Boehnen
Executive Vice President, (Authorized Officer of Registrant)

2

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Remarks of Jeffrey Noddle and Pamela Knous during conference call to report SUPERVALU INC. earnings and performance for the quarterly period ended June 14, 2003.